Earnings per share (EPS) (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of earnings per share

The following table reflects the net income and share data used in the basic and diluted EPS calculations:

	2021	2020	2019
Numerator
Net income attributable to equity holders of the parent	223,326	292,075	153,916
Denominator
Weighted average number of outstanding shares	93,291,480	92,683,848	75,969,797
Effects of dilution from stock options	811,818	951,920	221,846
Weighted average number of outstanding shares adjusted for the effect of dilution	94,103,298	93,635,768	76,191,643

Basic earnings per share (R$)	2.39	3.15	2.03
Diluted earnings per share (R$)	2.37	3.12	2.02